UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 6, 2018, TransAtlantic Petroleum Ltd. (the “Company”) entered into a Retention Incentive Agreement (the “Retention Agreement”) with each named executive officer of the Company, including Todd Dutton, the Company’s President, Galo Fabian Anda, the Company’s Principal Accounting and Financial Officer, Chad Daniel Burkhardt, the Company’s Vice President, General Counsel and Corporate Secretary, and Harold Lee Muncy, the Company’s Vice President of Geosciences, and with certain other employees of the Company. In light of these employees’ positions and responsibilities, and their value to the Company, the board of directors of the Company approved the Retention Agreements to incentivize these employees to continue to provide services to the Company and to cooperate with effecting a possible strategic transaction, including the possible sale of the Company (a “Transaction”).

The Retention Agreements provide that the Company will pay each applicable employee an amount equal to three months of his or her base salary, as allocated for the time spent working on matters for the Company (the “Retention Incentives”), on the earlier of (i) sixty days following the date of the consummation of a Transaction (the “Closing Date”) and (ii) March 31, 2019. The employee will not earn or be paid the Retention Incentives or any portion thereof if, prior to the Closing Date, the employee (i) voluntarily resigns, (ii) has been terminated for “Cause” (as defined the in the Retention Agreement), (iii) has died, or (iv) has become disabled, as reasonably determined by the Company. If the employee has been terminated prior to the Closing Date without Cause, he or she shall be entitled to a portion of the Retention Incentives equal to the Retention Incentives multiplied by a fraction the numerator of which is the number of days beginning January 5, 2018 and ending on the date that he or she was terminated and the denominator of which is the number of days beginning January 5, 2018 and ending on the earlier of the Closing Date and March 31, 2019.

The foregoing description of the Retention Agreements is qualified in its entirety by reference to the form of Retention Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 6, 2018, the Company issued a press release announcing that the time for its management presentation at the 2018 IPAA Oil and Gas Symposium has been changed from 4:05 pm Eastern Time to 3:35 pm Eastern Time on Monday, April 9, 2018. The Company also posted its April 2018 IPAA Oil and Gas Symposium presentation to its website at www.transatlanticpetroleum.com. Copies of the press release and the presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Executive Retention Incentive Agreement
99.1	Press release, dated April 6, 2018, issued by TransAtlantic Petroleum Ltd.
99.2	TransAtlantic Petroleum Ltd. 2018 IPAA New York Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 6, 2018

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary

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